UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2011

TF FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-24168	74-2705050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (215) 579-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

Item 3.03                      Material Modification to Rights of Security Holders.

On April 29, 2011, TF Financial Corporation, a Delaware corporation (the “Predecessor Company”), changed its state of incorporation from Delaware to Pennsylvania through a merger with and into TF Pennsylvania Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of the Predecessor Company established for such purpose.  Immediately following the merger, the articles of incorporation of TF Pennsylvania Corporation were amended to change its name to TF Financial Corporation (the “Company”).  The merger agreement relating to the reincorporation was approved by the requisite vote of shareholders on April 27, 2011. Other than the change in corporate domicile, the reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Predecessor Company, nor did it result in any change in location of the Predecessor Company’s employees, including the Predecessor Company’s management.

The reincorporation did not alter any shareholder’s percentage ownership interest, or number of shares owned, in the Predecessor Company. Shareholders are not required to undertake any exchange of the Predecessor Company’s shares, as shares in the Predecessor Company are deemed to represent an equal number of shares in the Company.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of the Company, as successor issuer to the Predecessor Company, are deemed to be registered under Section 12(b) of the Exchange Act.

As of April 29, 2011, the effective date of the reincorporation, the rights of the Predecessor Company’s shareholders began to be governed by Pennsylvania law and the Articles of Incorporation, as amended, and Bylaws of the Company, attached hereto as Exhibits 3.1 and 3.2, respectively. The new Articles of Incorporation, as amended, and Bylaws of the Company include certain governance-related provisions which may alter the rights of shareholders and powers of management. For a description and discussion of these changes, please refer to the Predecessor Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2011, which description is incorporated in its entirety herein by reference.

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Section 5 – Corporate Governance and Management

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the consummation of the reincorporation, effective April 29, 2011, the rights of the Predecessor Company’s shareholders became subject to the terms of the Articles of Incorporation, as amended, and Bylaws of the Company.  There are certain differences between the Certificate of Incorporation and Bylaws of the Predecessor Company and the Articles of Incorporation, as amended, and Bylaws of the Company.  For a description and discussion of these changes, please refer to the Predecessor Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2011, which description is incorporated in its entirety herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

The Following exhibits are being furnished with this Report:

Exhibit No.                               Description of Exhibit

3.1             Articles of Incorporation, as amended

3.2             Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION
Date: May 4, 2011	By:	/s/ Dennis R. Stewart
Dennis R. Stewart Executive Vice President and Chief Financial Officer (Principal Financial/Accounting Officer)

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